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                                                                      Exhibit 24


                                POWER OF ATTORNEY


              We, the undersigned directors of Firstar Corporation (the "Corporation"), hereby appoint Jennie P. Carlson with full power of substitution, our true and lawful attorney and agent, to do any and all acts and things in our names and on our behalf as directors of the Corporation which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the registration of shares of the Corporation's common stock issuable under the Corporation's 1999 Employee Stock Incentive Plan. The acts which said attorney and agent may do for us shall include, without limitation, signing for us, or any of us, in our names as directors of the Corporation, such Registration Statement and any and all amendments thereto. We hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 14th day of March, 2000.


Signature                                      Title
---------                                      -----

/s/ Victoria Buyniski Gluckman                 Director
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Victoria Buyniski Gluckman

/s/ John C. Dannemiller                        Director
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John C. Dannemiller

/s/ David B. Gavin                             Director
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David B. Gavin

/s/ Jerry A. Grundhofer                        Director
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Jerry A. Grundhofer

/s/ J.P. Hayden, Jr.                           Director
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J.P. Hayden, Jr.

/s/ Joe F. Hladky                              Director
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Joe F. Hladky

/s/ Roger L. Howe                              Director
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Roger L. Howe

/s/ Thomas H. Jacobsen                         Director
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Thomas H. Jacobsen

/s/ Sheldon B. Lubar                           Director
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Sheldon B. Lubar

/s/ Frank Lyon, Jr.                            Director
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Frank Lyon, Jr.


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/s/ Daniel F. McKeithan, Jr.                   Director
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Daniel F. McKeithan, Jr.

/s/ David B. O'Maley                           Director
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David B. O'Maley

/s/ O'dell M. Owens, M.D.                      Director
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O'dell M. Owens, M.D.

/s/ Thomas E. Petry                            Director
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Thomas E. Petry

/s/ Craig D. Schnuck                           Director
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Craig D. Schnuck

/s/ Patrick T. Stokes                          Director
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Patrick T. Stokes

/s/ John J. Stollenwerk                        Director
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John J. Stollenwerk

/s/ William Wadsworth Wirtz                    Director
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William Wadsworth Wirtz